Exhibit 99.1
Court Approves Vermillion’s Plan of Reorganization
FREMONT, Calif., Jan 07, 2010 /PRNewswire via COMTEX/ — Vermillion, Inc. (VRML) today announced that its Plan of Reorganization was confirmed today by the United States Bankruptcy Court for the District of Delaware. The Honorable Judge Christopher S. Sontchi presided.
Gail S. Page, Executive Chairperson of the Company’s Board of Directors said, “This is a great day, not only for Vermillion shareholders, but for all the women who will benefit from our OVA1(TM) test, the first FDA-cleared test for assisting physicians in determining whether an ovarian tumor is likely to be malignant. With this order, we are now poised to commercialize, with our partner Quest Diagnostics, this important test. Additionally, we will be able to continue the development of the other potential tests in our pipeline.”
On December 28, 2009 Vermillion entered into securities purchase agreements in connection with a private placement with a group of investors effective December 24, 2009. Under the terms of the agreements, the Company will receive approximately $43.05 million in gross proceeds from the sale of approximately 2,328,000 shares of its common stock.
Vermillion’s legal advisor in connection with its successful reorganization efforts is Paul, Hastings, Janofsky & Walker LLP.
About Vermillion
Vermillion, Inc. is dedicated to the discovery, development and commercialization of novel high-value diagnostic tests that help physicians diagnose, treat and improve outcomes for patients. Vermillion, along with its prestigious scientific collaborators, has diagnostic programs in oncology, hematology, cardiology and women’s health. Vermillion is based in Fremont, California. Additional information about Vermillion can be found on the Web at www.vermillion.com.
About the OVA1 Test
The OVA1 Test is a qualitative serum test that combines the results of five immunoassays into a single numerical score. It is indicated for women who meet the following criteria: over age 18, ovarian adnexal mass present for which surgery is planned, and not yet referred to an oncologist. The test utilizes five well-established biomarkers — Transthyretin (TT or prealbumin), Apolipoprotein A-1 (Apo A-1), Beta 2-Microglobulin (Beta 2M), Transferrin (Tfr) and Cancer Antigen 125 (CA 125 II) — and a proprietary algorithm to determine the likelihood of malignancy in women with pelvic mass for whom surgery is planned.
OVA1(TM) Test is a trademark of Vermillion Inc.
Forward-Looking Statements:
Certain matters discussed in this press release contain forward-looking statements that involve significant risks and uncertainties, including statements regarding Vermillion’s plans, objectives, expectations and intentions. These forward-looking statements are based on Vermillion’s current expectations. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for such forward-looking statements. In order to comply with the terms of the safe harbor, Vermillion notes that a variety of factors could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. There are no guarantees that Vermillion will succeed in its efforts to commercialize ovarian cancer or OVA1 diagnostics products in 2010 or during any other period of time. Factors that could cause actual results to materially differ include but are not limited to: (1) uncertainty in obtaining intellectual property protection for inventions made by Vermillion; (2) unproven ability of Vermillion to discover, develop, and commercialize ovarian cancer diagnostic products based on findings from its disease association studies; (3) unproven ability of Vermillion to discover or identify new protein biomarkers and use such information to develop ovarian cancer diagnostic products; (4) uncertainty as to whether

Vermillion will be able to obtain any required regulatory approval of its future ovarian cancer diagnostic products; (5) uncertainty of market acceptance of its OVA1 diagnostic test or future diagnostic products, including the risk that its products will not be competitive with products offered by other companies, or that users will not be entitled to receive adequate reimbursement for its products from third party payors such as private insurance companies and government insurance plans; (6) uncertainty that Vermillion will successfully license or otherwise successfully partner its products; (7) uncertainty as to whether Vermillion’s Chapter 11 reorganization may harm its business; (8) uncertainty whether the trading in Vermillion’s stock will become significantly less liquid or Vermillion’s ability to relist its shares on the Nasdaq Global Select Market or on other national securities exchange; and (9) other factors that might be described from time to time in Vermillion’s filings with the Securities and Exchange Commission. All information in this press release is as of the date of this report, and Vermillion expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in Vermillion’s expectations or any change in events, conditions or circumstances on which any such statement is based, unless required by law.
SOURCE Vermillion, Inc.

Vermillion Closes $43.05 Million Private Placement of Common Stock
FREMONT, Calif., Jan 07, 2010 /PRNewswire via COMTEX/ — Vermillion, Inc. (Pink Sheets: VRMLQ), today announced that it closed a private placement transaction with a group of investors as of January 7, 2010. Vermillion received approximately $43.05 million in gross proceeds from the sale of approximately 2,328,000 shares of its common stock at a price of $18.4932 per share.
Earlier today, the United States Bankruptcy Court for the District of Delaware issued a confirmation order approving Vermillion’s plan of reorganization.
The shares of Vermillion’s common stock issued in connection with the private placement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). Accordingly, these securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act. Vermillion has agreed to file within 120 days after the closing one or more registration statements covering the resale of the common stock. This press release shall not constitute an offer to sell or the solicitation of an offer to buy Vermillion’s common stock.
About Vermillion
Vermillion, Inc. is dedicated to the discovery, development and commercialization of novel high-value diagnostic tests that help physicians diagnose, treat and improve outcomes for patients. Vermillion, along with its prestigious scientific collaborators, has diagnostic programs in oncology, hematology, cardiology and women’s health. Vermillion is based in Fremont, California. Additional information about Vermillion can be found on the Web at www.vermillion.com.
Forward-Looking Statements
Certain matters discussed in this press release contain forward-looking statements that involve significant risks and uncertainties, including statements regarding Vermillion’s plans, objectives, expectations and intentions. These forward-looking statements are based on Vermillion’s current expectations. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for such forward-looking statements. In order to comply with the terms of the safe harbor, Vermillion notes that a variety of factors could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. There are no guarantees that Vermillion will succeed in its efforts to commercialize ovarian cancer or OVA1 diagnostics products in 2010 or during any other period of time. Factors that could cause actual results to materially differ include but are not limited to: (1) uncertainty in obtaining intellectual property protection for inventions made by Vermillion; (2) unproven ability of Vermillion to discover, develop, and commercialize ovarian cancer diagnostic products based on findings from its disease association studies; (3) unproven ability of Vermillion to discover or identify new protein biomarkers and use such information to develop ovarian cancer diagnostic products; (4) uncertainty as to whether Vermillion will be able to obtain any required regulatory approval of its future ovarian cancer diagnostic products; (5) uncertainty of market acceptance of its OVA1 diagnostic test or future diagnostic products, including the risk that its products will not be competitive with products offered by other companies, or that users will not be entitled to receive adequate reimbursement for its products from third party payers such as private insurance companies and government insurance plans; (6) uncertainty that Vermillion will successfully license or otherwise successfully partner its products; (7) uncertainty as to whether Vermillion’s Chapter 11 reorganization may harm its business; (8) uncertainty whether the trading in Vermillion’s stock will become significantly less liquid or Vermillion’s ability to relist its shares on the Nasdaq Global Select Market or on other national securities exchange; and (9) other factors that might be described from time to time in Vermillion’s filings with the Securities and Exchange Commission. All information in this press release is as of the date of this report, and Vermillion expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in Vermillion’s expectations or any change in events, conditions or circumstances on which any such statement is based, unless required by law.
SOURCE Vermillion, Inc.